FIRST AMENDMENT TO LEASE AGREEMENT

15th THIS FIRST AMENDMENT TO LEASE AGREEMENT (the "First Amendment") is entered into as of the 15 day of February, 2013, by and between PROLOGIS, a Maryland real estate investment trust (the "Landlord") and NAVARRE CORPORATION, a Minnesota corporation (the "Tenant").

WITNESSETH:

WHEREAS, Landlord and Tenant have entered into a Lease Agreement dated February 1, 2013, pursuant to which Landlord leased to Tenant certain premises consisting of approximately 766,633 square feet located at 175 Heritage Drive, Etna Township, Ohio 43062 (the "Premises"), such lease, as heretofore modified, being herein referred to as the "Lease".

WHEREAS, Landlord and Tenant desire to modify the Lease on the terms and conditions set forth below.

AGREEMENT:

NOW THEREFORE, in consideration of the Premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

1. Except as otherwise expressly provided herein, all defined terms used in this First Amendment shall have the same respective meanings as are provided for such defined terms in the Lease.

2. Paragraph 40 of the Lease is deleted in its entirety.

3. Insofar as the specific terms and provisions of this First Amendment purport to amend or modify or are in conflict with the specific terms, provisions and exhibits of the Lease, the terms and provisions of this First Amendment shall govern and control; in all other respects, the terms, provisions and exhibits of the Lease shall remain unmodified and in full force and effect.

4. Landlord and Tenant hereby agree that (i) this First Amendment is incorporated into and made a part of the Lease, (ii) any and all references to the Lease hereinafter shall include this First Amendment, and (iii) the Lease and all terms, conditions and provisions of the Lease are in full force and effect as of the date hereof, except as expressly modified and amended hereinabove.

IN WITNESS WHEREOF, the parties hereto have signed this First Amendment as of the day and year first above written.

TENANT:

NAVARRE CORPORATION,
a Minnesota corporation

By: Diane D. Lapp
Name: Diane D. Lapp
Title: Chief Financial Officer

LANDLORD:

PROLOGIS,
a Maryland real estate investment trust

By: Brian W. Marsh
Name: Brian Marsh
Title: SVP

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